Exhibit 21.1

Subsidiaries of the Registrant

Subsidiary	Jurisdiction

TRTX Master Retention Holder, LLC	Delaware

TPG RE Finance, Ltd.	Cayman Islands

TPG RE Finance 1, Ltd.	Cayman Islands

TPG RE Finance 2, Ltd.	Cayman Islands

TPG RE Finance 3, LLC	Delaware

TPG RE Finance Trust, Inc.	Maryland

TPG RE Finance Trust HoldCo, LLC	Delaware

TPG RE Finance Trust TRS Corp.	Delaware

TPG RE Finance Trust Equity, L.P.	Delaware

TPG RE Finance Trust Sub 1, LLC	Delaware

TPG RE Finance, LLC	Delaware

TPG RE Finance Pledgor 2, LLC	Delaware

TPG RE Finance 13, Ltd.	Cayman Islands

TPG RE Finance 14, Ltd.	Cayman Islands

TPG RE Finance 15, LLC	Delaware

TPG RE Finance 16, LLC	Delaware

TRT Securities 1, LLC	Delaware

TRT Securities 2, LLC	Delaware

TRT Securities 3, LLC	Delaware

TRT Securities 4, LLC	Delaware

TPG RE Finance Pledgor 12, LLC	Delaware

TRT Securities 5, LLC	Delaware

TPG RE Finance 17, LLC	Delaware

TPG RE Finance 18, LLC	Delaware

TPG RE Finance 19, LLC	Delaware

TPG RE Finance 20, Ltd.	Cayman Islands

TPG RE Finance Pledgor 11, LLC	Delaware

TPG RE Finance 21, Ltd.	Cayman Islands

TPG RE Finance 22, Ltd.	Cayman Islands

TPG RE Finance 23, Ltd.	Cayman Islands

TPG RE Finance Pledgor 20, LLC	Delaware

TPG RE Finance Trust 2018-FL1 Co-Issuer, LLC	Delaware

TPG Real Estate Finance 2018 FL-1 Issuer, Ltd.	Cayman Islands

TPG RE Finance Trust CLO Loan Seller, LLC	Delaware

TPG RE Finance Trust 2018-FL1 Retention Holder, LL	Delaware

TPG RE Finance Trust CLO Holdco TRS, LLC	Delaware

TPG RE Finance Trust CLO Sub-REIT Parent, LLC	Delaware

Exhibit 21.1

Subsidiary	Jurisdiction

TRTX CLO Loan Seller 2, LLC	Delaware

TRTX 2018-FL2 Retention Holder, LLC	Delaware

TRTX 2018-FL2 Issuer, Ltd.	Cayman Islands

TRTX 2018-FL2 Co-Issuer, LLC	Delaware

TPG RE Finance 24, Ltd.	Cayman Islands

TPG RE Finance 25, Ltd.	Cayman Islands

TPG RE Finance 26, Ltd.	Cayman Islands

TRTX Master CLO Loan Seller, LLC	Delaware

TRTX 2019-FL3 Issuer, Ltd.	Cayman Islands

TRTX 2019-FL3 Co-Issuer, LLC	Delaware

Las Vegas Land Acquisition 2020 Co., LLC	Delaware

TRTX 2021-FL4 Issuer, Ltd.	Cayman Islands

TRTX 2021-FL4 Co-Issuer, LLC	Delaware

TPG RE Finance 4, LLC	Delaware

TPG RE Finance 5, LLC	Delaware

TPG RE Finance 6, LLC	Delaware

TPG RE Finance 7, LLC	Delaware

TPG RE Finance 8, LLC	Delaware

TPG RE Finance 9, LLC	Delaware

TPG RE Finance 10, LLC	Delaware

TPG RE Finance 11, Ltd.	Cayman Islands

TPG RE Finance 12, Ltd.	Cayman Islands

TPG RE Finance Pledgor 1, LLC	Delaware